SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2003

                        Commission File Number: 000-31567

                           Rapid Bio Tests Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                              35-0511303
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

5409 Ivy Street, Springfield, Oregon                                      97478
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(Address of principal executive offices)                             (Zip Code)

                                  (541)686.5989
                                  -------------
              (Registrant's Telephone Number, Including Area Code)






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ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

On November 8, 2003, Thomas F. Zimmerman III tendered his resignation as President and a director of the Registrant. The resignation is not the result of any disagreement with the registrant on any matter relating to the Registrant's operations, policies or practices. A copy of Dr. Zimmerman's resignation is filed as Exhibit 17.1 to this Form 8-K.



Index to Exhibits

17.1     Resignation of Thomas Zimmerman



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              Rapid Bio Tests Corporation

November 14, 2003                  By:        /s/ Geoffrey V.F. Seaman
                                              -------------------------------
                                              Geoffrey V.F. Seaman